UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

WORLD OMNI AUTO RECEIVABLES TRUST 2017-A

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001702011)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware	333-207756-03	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 12, 2017, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with MUFG Securities Americas Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,256,450,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2017-A (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of March 13, 2017, as will be amended and restated by the Amended and Restated Trust Agreement, to be dated as of April 19, 2017, each by and between the Depositor and Wells Fargo Delaware Trust Company, N.A., as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Underwritten Notes (as defined below). World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Underwritten Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-207756), filed on November 3, 2015, as amended by Pre-Effective Amendment No. 1 on December 18, 2015, and by Pre-Effective Amendment No. 2 on January 22, 2016. It is anticipated that the Underwritten Notes will be issued on or about April 19, 2017 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated April 12, 2017, setting forth a description of the collateral pool and the structure of $225,000,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Class A-1 Notes”), $346,500,000 aggregate principal amount of the Class A-2a Asset-backed Notes (the “Class A-2a Notes”), $129,500,000 aggregate principal amount of the Class A-2b Asset-backed Notes (the “Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), $426,000,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Class A-3 Notes”), $94,750,000 aggregate principal amount of the Class A-4 Asset-backed Notes (the “Class A-4 Notes”) and $34,700,000 aggregate principal amount of the Class B Asset-backed Notes (the “Class B Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Underwritten Notes”) by the Issuing Entity. The Underwritten Notes are being offered publicly for sale.

On the Issuance Date, the Depositor will enter into an Amended and Restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and World Omni, as servicer, will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage World Omni to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Underwritten Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into between the Issuing Entity and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”). On the Issuance Date, the Issuing Entity, the Indenture Trustee, the Depositor and World Omni, as administrator, will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, World Omni, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by World Omni about such receivables.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Underwritten Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 12, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and MUFG Securities Americas Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sale and Servicing Agreement, to be dated April 19, 2017, among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor and World Omni Auto Receivables Trust 2017-A, as issuing entity.

4.2	Indenture, to be dated April 19, 2017, between World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

4.3	Amended and Restated Trust Agreement, to be dated April 19, 2017, between World Omni Auto Receivables LLC, as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of April 14, 2017, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of April 14, 2017, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification

99.1	Receivables Purchase Agreement, to be dated April 19, 2017, between World Omni Financial Corp., as seller, and World Omni Auto Receivables LLC, as purchaser.

99.2	Administration Agreement, to be dated April 19, 2017, among World Omni Financial Corp., as administrator, World Omni Auto Receivables Trust 2017-A, World Omni Auto Receivables LLC, as depositor and U.S. Bank National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated April 19, 2017, among World Omni Auto Receivables Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC (Depositor)

Dated: April 14, 2017	By: /s/ Bryan Romano
Name: Bryan Romano Title: Assistant Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 12, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and MUFG Securities Americas Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sale and Servicing Agreement, to be dated April 19, 2017, among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor and World Omni Auto Receivables Trust 2017-A, as issuing entity.

4.2	Indenture, to be dated April 19, 2017, between World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

4.3	Amended and Restated Trust Agreement, to be dated April 19, 2017, between World Omni Auto Receivables LLC, as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of April 14, 2017, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of April 14, 2017, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification

99.1	Receivables Purchase Agreement, to be dated April 19, 2017, between World Omni Financial Corp., as seller, and World Omni Auto Receivables LLC, as purchaser.

99.2	Administration Agreement, to be dated April 19, 2017, among World Omni Financial Corp., as administrator, World Omni Auto Receivables Trust 2017-A, World Omni Auto Receivables LLC, as depositor and U.S. Bank National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated April 19, 2017, among World Omni Auto Receivables Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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